CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the use in this Registration Statement on Form S-8 of our report, dated September 26, 1997, relating to the consolidated financial statements of Metropolitan Health Networks, Inc. and Subsidiaries.

                                            /s/ Kaufman Rossin & Co., P.A.
                                            --------------------------------
                                            Kaufman Rossin & Co., P.A.


Miami, Florida
June 11, 1998